Exhibit 99.1

SoundHound AI Announces Date of 2023 Second Quarter Financial Results, Files S-3 Shelf Registration, Reports Strong Cash Position of Approximately $130 Million

SANTA CLARA, Calif.--July 25, 2023--SoundHound AI, Inc. (Nasdaq: SOUN), a global leader in voice artificial intelligence announced that it will report its 2023 second quarter financial results on Tuesday, August 8, 2023. The company will host a conference call and webcast at 5:30 p.m. ET to review the results on the same day.

As of June 30, 2023, the company had approximately $130 million of total cash. On July 24, 2023, the company filed a three year shelf registration statement on Form S-3 that will enable efficient access to capital if and when the company may have additional liquidity needs over the next few years. This filing and effectiveness of the shelf registration statement does not require the company to raise additional capital.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities. Any offers, solicitations or offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act of 1933, as amended.

Conference Call and Webcast Information

Keyvan Mohajer, Co-Founder and CEO, and Nitesh Sharan, CFO, will host the conference call. A live webcast will be available at investors.soundhound.com and a replay will be available for 90 days at the same location.

About SoundHound AI

SoundHound AI (Nasdaq: SOUN), a global leader in conversational intelligence, offers voice AI solutions that let businesses offer incredible conversational experiences to their customers. Built on proprietary technology, SoundHound’s voice AI delivers best-in-class speed and accuracy in numerous languages to product creators across automotive, TV, and IoT, and to customer service industries via groundbreaking AI-driven products like Smart Answering, Smart Ordering, and Dynamic Interaction™, a real-time, multimodal customer service interface. Along with SoundHound Chat AI, a powerful voice assistant with integrated Generative AI, SoundHound powers millions of products and services, and processes billions of interactions each year for world class businesses. www.soundhound.com

Forward Looking Statements

This press release contains forward-looking statements, which are not historical facts, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. These forward-looking statements include, but are not limited to, statements concerning our shelf registration statement and anticipated cash needs. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. As a result, readers are cautioned not to place undue reliance on these forward-looking statements. Our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. Actual results may differ materially from those indicated by these forward-looking statements as a result of risks and uncertainties impacting SoundHound’s business including, current uncertainties associated with the COVID-19 pandemic, our inability to predict or measure supply chain disruptions at our customers resulting from the COVID-19 pandemic and other causes, the potential future revenue associated with our AI platform products and services; our projected rate of revenue growth; the impact of our announced restructuring; our ability to predict direct and indirect customer demand for our existing and future products and to secure adequate manufacturing capacity; our ability to hire, retain and motivate employees; the effects of competition, including price competition within our industry segment; technological, regulatory and legal developments that uniquely or disproportionately impact our industry segment; developments in the economy and financial markets and those other factors described in our risk factors set forth in our filings with the Securities and Exchange Commission from time to time, including our Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. We do not intend to update or alter our forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Investors:

Scott Smith

408-724-1498

IR@SoundHound.com

Media:

Fiona McEvoy

415-610-6590

PR@SoundHound.com